Exhibit 99.1

GSV Capital Corp. Reports Third Quarter 2013 Results of Operations

Net Asset Value Increases to $13.16 Per Share as of September 30, 2013

Conference Call and Webcast with Live Twitter Updates Today at 2:00 p.m. PST

WOODSIDE, Calif., November 11, 2013 — (GLOBE NEWSWIRE) — GSV Capital Corp., ("GSV" or the “Company”) (Nasdaq:GSVC), today reported financial results for the third quarter ended September 30, 2013.

“We are pleased with the growth fundamentals of the overall portfolio and to report an increase in our net asset value of $0.29 to $13.16 per share at September 30th,” said Michael Moe, GSV's founder and Chief Executive Officer. “The third quarter brought IPOs for Control4 (Nasdaq:CTRL) and Violin Memory, Inc. (NYSE:VMEM), along with the announcement of a planned IPO for Chegg, Inc. As the public capital markets welcomed the debut of Twitter (NYSE:TWTR) last week, we are delighted to extend our congratulations to the team behind our largest portfolio holding. In recognition of Twitter’s ranking as the world’s leading platform for instant communication and conversation, we will be providing live updates via Twitter (@gsvcap) during our earnings conference call this afternoon, and we will continue this practice for key events in the future.”

Portfolio as of September 30, 2013

At September 30, 2013, the Company had positions in 46 portfolio companies at a collective fair value of $253.0 million. Out of GSV’s 46 portfolio companies, the top 10 investments represented 64.4% of net asset value, and the top three investments represented 33.8% of net asset value. Net assets totaled $254.3 million or $13.16 per share at September 30, 2013, an increase of $0.29 per share from net assets of $12.87 per share at June 30, 2013.

Top Ten Investments at September 30, 2013

GSV Capital Corp.

Portfolio Investment Activity

During the third quarter of 2013, GSV invested in new portfolio company Strategic Data Command, LLC, a big data consultancy. GSV also made net additional investments in existing portfolio companies NestGSV, Inc.; Dataminr, Inc.; Whittle Schools; Sinolending LTD; and Totus Solutions, Inc.

Financial Results

Net investment loss was $3,013,789, or $0.16 per share, for the third quarter of 2013, compared to a net investment loss of $2,334,568, or $0.12 per share, for the third quarter of 2012. For the three months ended September 30, 2013, GSV had a net change in unrealized appreciation of $8,892,104, or $0.46 per share, resulting from appreciation of its investments, including its investments in Twitter Inc., Control4 Corporation, Facebook Inc., and Palantir Technologies. GSV recorded a net realized loss of $162,569 or $0.01 per share during the three months ended September 30, 2013. Net increase in net assets resulting from operations was $5,715,746, or $0.29 per share, for the three months ended September 30, 2013. This compares to a net decrease in net assets resulting from operations of $(6,999,840), or $(0.36) per share, for the three months ended September 30, 2012. Weighted average common shares outstanding were 19.3 million for the three months ended September 30 for both 2013 and 2012.

Conference Call and Webcast; Live Twitter Updates

Management will hold a conference call and webcast for investors today at 2:00 p.m. PST (5:00 p.m. EST). The conference call number for U.S. participants is (888) 549-7750 and the conference call number for participants outside the U.S. is (480) 629-9835. The conference ID number for both call numbers is 4650042. Additionally, interested parties can listen to a live webcast of the call from the "Investors" section of GSV Capital's website at http://investors.gsvcap.com/. Management will utilize a presentation during the conference call. The presentation is also available in the “Investors” section of GSV Capital’s website.

GSV Capital will also provide live updates via Twitter during the conference call. To access the tweets, follow GSV Capital on Twitter: @gsvcap

A telephonic replay of the conference call may be accessed through November 18, 2013 by dialing (800) 406-7325 (U.S.) or (303) 590-3030 (international), using conference ID number 4650042. An archived replay of the webcast will also be available for 12 months following the live presentation.

About GSV Capital Corp.

GSV Capital Corp. (GSVC) is a publicly traded investment fund that seeks to invest in high-growth, venture-backed private companies. Led by industry veteran Michael Moe, the fund seeks to create a portfolio of high-growth emerging private companies via a repeatable and disciplined investment approach, as well as to provide investors with access to such companies through its publicly traded common stock. GSV Capital is headquartered in Woodside, CA. www.gsvcap.com

The GSV Capital Corp. logo is available at http://www.globenewswire.com/newsroom/prs/?pkgid=12750

GSV Capital Corp.

Forward-Looking Statements

Statements included herein may constitute "forward-looking statements," which relate to future events or our future performance or financial condition. These statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the Securities and Exchange Commission. GSV Capital Corp. undertakes no duty to update any forward-looking statements made herein.

Contact

Financial Profiles, Inc.

Tricia Ross or Kristen McNally

(650) 235-4769

gsv@finprofiles.com

GSV Capital Corp.

GSV CAPITAL CORP. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

	September 30, 2013	December 31, 2012
	(Unaudited)
ASSETS
Investments at fair value:
Investments in affiliated securities (cost of $32,625,999 and $38,210,753, respectively)	$30,321,787	$34,648,363
Investments in non-control/non-affiliated securities (cost of $212,562,385 and $198,936,982, respectively)	$222,661,659	190,748,722
Investments in money market funds (cost of $28,000,000 and $16,000,000, respectively)	28,000,000	16,000,000
Investments owned and pledged (cost of $10,845,236 and $0, respectively)	10,845,236	-
Total Investments (cost of $284,033,620 and $253,147,735, respectively)	291,828,682	241,397,085

Cash	28,443,204	11,318,525
Restricted Cash	22,264	-
Due from:
GSV Asset Management	15,067	5,723
Portfolio companies	209,559	316,377
Interest receivable	2,256	-
Prepaid expenses	358,324	63,953
Dividend receivable	13,384	1,920
Deferred credit facility fees	58,998	-
Deferred debt issuance costs	3,209,462	-
Deferred offering costs	365,873	-
Other assets	3,607	27,145
Total Assets	324,530,680	253,130,728

LIABILITIES
Due to:
GSV Asset Management	33,803	51,194
Accounts payable	268,601	204,093
Accrued offering costs	253,100	-
Accrued credit facility fees	3,078	-
Accrued interest payable	191,188	-
Accrued expenses	36,915	292,640
Convertible senior notes embedded derivative	1,121,000	-
Convertible senior notes payable 5.25% due September 15, 2018	68,300,000	-
Total Liabilities	70,207,685	547,927

Commitments and contingencies (Note 6)
Net Assets	$254,322,995	$252,582,801

NET ASSETS
Common stock, par value $0.01 per share	$193,201	$193,201
(100,000,000 authorized; 19,320,100 and 19,320,100 issued and outstanding, respectively)
Paid-in capital in excess of par	275,837,514	275,837,514
Accumulated net investment loss	(18,285,170)	(10,316,745)
Accumulated net realized loss on investments	(11,217,612)	(1,380,519)
Accumulated net unrealized appreciation (depreciation) on investments	7,795,062	(11,750,650)

Net Assets	$254,322,995	$252,582,801
Net Asset Value Per Share	$13.16	$13.07

GSV Capital Corp.

GSV CAPITAL CORP. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
INVESTMENT INCOME
Interest income from affiliated securities	$-	$2,418	$-	$200,195
Interest income from non-control/non-affiliated securities	2,256	4,645	2,256	21,852
Dividend income from non-control/non-affiliated securities	-	-	7,638	-
Dividend income from affiliated securities	388	6,865	13,008	20,040
Total Investment Income	2,644	13,928	22,902	242,087
OPERATING EXPENSES
Investment management fees	1,298,858	1,351,169	3,828,835	3,099,186
Costs incurred under administration agreement	678,283	543,171	2,276,152	1,490,966
Directors’ fees	65,000	65,000	195,250	172,500
Professional fees	198,932	242,683	656,796	597,089
Interest expense	191,188	-	191,188	-
Insurance expense	62,732	56,133	179,807	158,287
Investor relations expense	54,760	34,698	171,265	143,986
Other expenses	45,680	55,642	71,034	88,762
Loss on fair value adjustment for embedded derivative	421,000	-	421,000	-
Total Operating Expenses	3,016,433	2,348,496	7,991,327	5,750,776

Net Investment Loss	(3,013,789)	(2,334,568)	(7,968,425)	(5,508,689)

Net Realized Loss on Investments	(162,569)	-	(9,837,093)	(1,380,519)

Net Change in Unrealized Appreciation (Depreciation) on Investments	8,892,104	(4,665,272)	19,545,712	(5,668,589)

Net Increase (Decrease) in Net Assets Resulting from Operations	$5,715,746	$(6,999,840)	$1,740,194	$(12,557,797)

Net Increase (Decrease) in Net Assets Resulting from Operations per Common Share – basic and diluted	$0.29	$(0.36)	$(0.09)	$(0.84)

Weighted Average Common Shares Outstanding	19,320,100	19,320,100	19,320,100	15,013,896

GSV Capital Corp.

FINANCIAL HIGHLIGHTS

(Unaudited)

	Three months ended September 30, 2013		Three months ended September 30, 2012
Per Share Data:
Net asset value at beginning of period	$12.87		$13.81
Issuance of common shares	-		-
Underwriters’ discount	-		-
Offering costs	-		-
Net investment loss	(0.16	)(1)	(0.12	)(1)
Realized loss	(0.01	)(1)	-
Change in unrealized appreciation (depreciation)	0.46	(1)	(0.24	)(4)
Net asset value at end of period	$13.16		$13.45

Per share market value at end of period	$14.82		$8.63
Total return based on market value	88.55	%(5)	(7.20	)%(5)
Total return based on net asset value	2.25	%(5)	(2.61	)%(5)
Shares outstanding at end of period	19,320,100		19,320,100

	Nine months ended September 30, 2013		Nine months ended September 30, 2012
Per Share Data:
Net asset value at beginning of period	$13.07		$12.95
Issuance of common shares	-		1.91	(3)
Underwriters’ discount	-		(0.72	)(2)
Offering costs	-		(0.04	)(2)
Net investment loss	(0.41	)(1)	(0.37	)(1)
Realized loss	(0.51	)(1)	(0.07	)(2)
Change in unrealized appreciation (depreciation)	1.01	(1)	(0.21	)(5)
Net asset value at end of period	$13.16		$13.45

Per share market value at end of period	$14.82		$8.63
Total return based on market value	75.80	%(5)	(38.14	)%(5)
Total return based on net asset value	0.69	%(5)	3.86	%(5)
Shares outstanding at end of period	19,320,100		19,320,100

(1)	Based on weighted average number of shares outstanding for the period.
(2)	Based on shares outstanding at end of period.
(3)	Issuance of common shares for the year ended December 31, 2012 and the nine months ended September 30, 2012 is based on the change in net asset value from the secondary offerings on February 10, 2012 and May 11, 2012.
(4)	Includes the impact of the different share amounts as a result of calculating certain per share data based on the weighted average basic shares outstanding during the period and certain per share data based on the shares outstanding as of a period end or transaction date.
(5)	Total return based on market value is based on the change in market price per share between the opening and ending market values per share in the period. Total return based on net asset value is based upon the change in net asset value per share between the opening and ending net asset values per share and the issuance of common shares in the period. The percentage returns noted above are based on the increase in our net asset value attributable to issuances of our common stock at a premium to our net asset value per share, rather than investment returns. Such issuances of our common stock at a premium to net asset value per share are not typical, and may not occur in the future. The total returns are not annualized.

GSV Capital Corp.

GSV CAPITAL CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2013

(Unaudited)

Portfolio Investments*	Headquarters / Industry	Shares	Cost	Fair Value	% of Net Assets

Twitter, Inc.	San Francisco, CA
Common shares	Social	1,835,600	$31,755,821	$43,242,147	17.00%
Preferred shares, Series A	Communication	65,000	1,235,290	1,531,238	0.60%
Total			32,991,111	44,773,385	17. 60%

Palantir Technologies, Inc.	Palo Alto, CA
Common shares, Class A	Cyber Security	7,145,690	20,051,479	25,081,372	9.86%
Preferred shares, Series G		326,797	1,008,968	1,147,057	0.45%
Total			21,060,447	26,228,429	10.31%

Dropbox, Inc.	San Francisco, CA
Common share	Online	760,000	8,641,153	8,740,000	3.44%
Preferred shares, Series A-1	Storage	552,486	5,015,333	6,353,589	2.50%
Total			13,656,486	15,093,589	5.94%

Chegg, Inc. (16)	Santa Clara, CA
Common shares	Textbook Rental	849,462	10,014,248	9,580,153	3.77%
Preferred shares, Series F		333,333	4,008,654	4,555,431	1.79%
Total			14,022,902	14,135,584	5.56%

Control4 Corporation (9) (10)	Salt Lake City, UT
Common shares	Home Automation	782,821	7,011,025	12,473,776	4.90%

Solexel, Inc.	Milpitas, CA
Preferred shares, Series C	Solar Power	5,034,324	11,017,224	10,999,997	4.33%

2U, Inc. (f/k/a 2tor, Inc.)	Landover, MD
Common shares	Online Education	1,151,802	8,757,668	9,472,352	3.72%
Preferred shares, Series A		167,431	1,273,125	1,376,943	0.54%
Total			10,030,793	10,849,295	4.26%

Avenues World Holdings LLC (3)	New York, NY
Preferred shares, Class A-1	Globally-focused Private School	5,000,000	10,028,361	10,423,016	4.10%

Coursera, Inc.	Mountain View, CA
Preferred shares, Series B	Online Education	2,039,609	9,999,999	9,999,998	3.93%

Facebook, Inc. (7)	Menlo Park, CA
Preferred shares, Class A	Social Networking	175,000	5,236,147	8,790,250	3.46%

Violin Memory, Inc. (11)	Mountain View, CA
Common Shares	Memory Flash	1,233,333	14,819,618	8,158,498	3.21%

GSV Capital Corp.

GSV CAPITAL CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

September 30, 2013

(Unaudited)

Portfolio Investments*	Headquarters / Industry	Shares	Cost	Fair Value	% of Net Assets

SugarCRM, Inc.	Cupertino, CA
Common shares	Customer	1,480,131	$5,193,947	$5,602,296	2.20%
Preferred shares, Series E	Relationship	373,134	1,500,522	1,857,408	0.73%
Total	Manager		6,694,469	7,459,704	2.93%

ZocDoc Inc.	New York, NY
Preferred shares, Series A	Online Medical	200,000	3,563,178	3,317,091	1.30%
Common Stock	Scheduling	111,866	1,734,878	1,855,348	0.73%
Total			5,298,056	5,172,439	2.03%

Whittle Schools, LLC (4)	New York, NY
Preferred shares, Series B	Globally-focused Private School	3,000,000	3,000,000	3,000,000	1.18%
Common shares		100	1,530,000	1,500,000	0.59%
Total			4,530,000	4,500,000	1.77%

Bloom Energy Corporation	Sunnyvale, CA
Common shares	Fuel Cell Energy	201,589	3,855,601	4,456,420	1.75%

Spotify Technology S.A. (7)	Stockholm, Sweden
Common shares	Music Streaming Service	3,658	3,598,472	4,247,411	1.67%

Dataminr, Inc.	New York, NY
Preferred shares, Series B	Social Media	904,977	2,063,356	2,936,650	1.15%
Preferred shares, Series C	Analytics	301,369	1,100,567	1,099,997	0.43%
Total			3,163,923	4,036,647	1.58%

StormWind, LLC (2) (5)	Scottsdale, AZ
Preferred shares, Series B	Interactive Learning	3,279,629	2,019,687	3,955,872	1.56%
	Platform

Gilt Groupe, Inc.	New York, NY
Common shares	e-Commerce Flash Sales	248,600	6,594,433	3,783,860	1.49%

Learnist Inc, (f/k/a Grockit, Inc.) (2) (12)	San Francisco, CA
Preferred shares, Series D	Online Test	2,728,252	2,005,945	2,073,472	0.82%
Preferred shares, Series E	Preparation	1,731,501	1,503,670	1,501,601	0.59%
Total			3,509,615	3,575,073	1.41%

Fullbridge, Inc. (2)	Cambridge, MA
Preferred shares, Series C	Business Education	1,728,724	3,193,444	3,378,542	1.33%
Warrants		186,170	67,021	67,021	0.03%
Total			3,260,465	3,445,563	1.36%

GSV Capital Corp.

GSV CAPITAL CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

September 30, 2013

(Unaudited)

Portfolio Investments*	Headquarters / Industry	Shares	Cost	Fair Value	% of Net Assets

CUX, Inc. (d/b/a CorpU) (1) (2)	San Francisco, CA
Common Stock	Corporate Education	615,763	$2,006,077	$2,472,902	0.97%
Convertible preferred shares, Series D		169,033	778,607	773,195	0.30%
Warrants		16,903	-	-	-%
Total			2,784,684	3,246,097	1.27%

Parchment, Inc.	Scottsdale, AZ
Preferred shares, Series D	E-Transcript Exchange	2,400,384	3,000,000	3,237,736	1.27%

Totus Solutions, Inc. (2)	Carrollton, TX
Common shares	LED Lighting	12,000,000	3,014,384	720,000	0.28%
Preferred shares, Series A		8,000,000	2,009,589	2,000,000	0.79%
Preferred shares, Series B		4,444,444	400,000	400,000	0.16%
Total			5,423,973	3,120,000	1.23%

Global Education Learning (Holdings) Ltd. (2) (7)	Hong Kong
Preferred shares, Series A	Education Technology	1,472,175	2,999,998	3,003,237	1.18%

SharesPost, Inc. (14)	San Bruno, CA
Preferred shares, Series B	Online Marketplace	1,771,653	2,259,716	2,232,283	0.88%
Common warrants, $0.13 strike price, expire 6/15/2018	Finance	770,934	23,128	323,792	0.13%
Total			2,282,844	2,556,075	1.01%

Dailybreak, Inc. (2)	Boston, MA
Preferred shares, Series A-1	Social Advertising	1,878,129	2,430,950	2,429,540	0.96%

TrueCar, Inc.	Santa Monica, CA
Common shares	Online Marketplace	377,358	2,014,863	2,414,826	0.95%

Kno, Inc.	Santa Clara, CA
Preferred shares, Series C	Digital	440,313	2,262,006	450,000	0.18%
Preferred shares, Series C-1	Textbooks	1	7,510,334	1,500,000	0.59%
Common shares		50,000	214,681	-	-%
Term Loan		225,000	232,744	225,000	0.09%
Total			10,219,765	2,175,000	0.86%

Maven Research, Inc. (2)	San Francisco, CA
Preferred shares, Series C	Knowledge	318,979	2,000,447	1,854,523	0.73%
Preferred shares, Series B	Networks	49,505	217,206	231,386	0.09%
Total			2,217,653	2,085,909	0.82%

NestGSV, Inc. (2)	Redwood City, CA
Preferred shares, Series A	Incubator	1,000,000	1,021,778	1,200,000	0.47%
Preferred shares, Series B		450,000	605,500	600,000	0.24%
Total			1,627,278	1,800,000	0.71%

GSV Capital Corp.

GSV CAPITAL CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

September 30, 2013

(Unaudited)

Portfolio Investments*	Headquarters / Industry	Shares/Capital Transactions	Cost	Fair Value	% of Net Assets

Silver Spring Networks, Inc. (8)	Redwood City, CA
Common shares	Smart Grid	102,028	$5,145,271	$1,768,145	0.70%

S3 Digital Corp. (d/b/a S3i) (2)	New York, NY
Preferred shares, Class A1	Sports Analytics	1,033,452	989,058	1,138,441	0.45%
Preferred warrants, $1.00 strike price, expire 11/21/2017		500,000	31,354	200,000	0.08%
Total			1,020,412	1,338,441	0.53%

Strategic Data Command, LLC (15)	Sunnyvale, CA
Common shares	Software Development	800,000	1,001,650	1,000,000	0.39%

SinoLending Ltd. (7)	Shanghai, China
Preferred shares, Class A	Chinese P2P	6,414,368	503,235	604,859	0.24%
Preferred shares, Class B	Lending	2,333,108	250,263	250,000	0.10%
Total			753,498	854,859	0.34%

The rSmart Group, Inc.	Scottsdale, AZ
Preferred shares, Series B	Higher Education Learning Platform	1,201,923	1,267,240	840,112	0.33%

DreamBox Learning, Inc.	Bellevue, WA
Preferred shares, Series A	Education Technology	3,579,610	758,017	825,095	0.32%

AlwaysOn, Inc. (2)	Woodside, CA
Preferred shares, Series A	Social Media	1,066,626	1,027,391	203,011	0.09%
Preferred shares, Series A-1		3,152,417	624,783	600,000	0.24%
Total			1,652,174	803,011	0.33%

AliphCom, Inc. (d/b/a Jawbone)	San Francisco, CA
Common Stock	Smart Device Company	150,000	793,152	792,600	0.31%

Ozy Media, Inc.	Mountain View, CA
Preferred shares, Series Seed	Social Media	500,000	500,000	546,224	0.21%

NestGSV Silicon Valley, LLC (2) (6)	Redwood City, CA
Common membership interest	Incubator	$500,000	500,000	519,045	0.20%

The Echo System Corp.	New York, NY
Preferred shares, Series A	Social Analytics	512,365	1,436,404	373,535	0.15%
Preferred warrants, $0.20 strike price, expire 11/14/2016		68,359	75,988	-	-%
Total			1,512,392	373,535	0.15%

NewZoom, Inc. (d/b/a ZoomSystems)	San Francisco, CA
Preferred shares, Series A	Smart e-tail (Retail)	1,250,000	260,476	262,500	0.10%

GSV Capital Corp.

GSV CAPITAL CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

September 30, 2013

(Unaudited)

Portfolio Investments*	Headquarters / Industry	Shares/ Principal	Cost	Fair Value	% of Net Assets

Neuron Fuel, Inc.	San Jose, CA
Preferred shares, Series AAI	Computer Software	250,000	$262,530	$243,658	0.10%

Odesk Corporation	Redwood City, CA
Common Stock	Online Workplace Platform	30,000	183,269	188,995	0.07%

Starfish Holdings, Inc. (d/b/a YourOffers) (2)	Beverly Hills, CA
Preferred shares, Series A	Marketing Platform	43,878,894	2,177,461	-	-%
Common warrants, $0.00001 strike price, expire 11/13/2019		144,800,351	-	-	-%
Total			2,177,461	-	-%

Total Portfolio Investments			245,188,384	252,983,446	99.49%

Money Market Funds (1)
Fidelity Institutional Money Market Funds
Money Market Portfolio		7,000,000	7,000,000	7,000,000	2.75%
Prime Money Market Portfolio		7,000,000	7,000,000	7,000,000	2.75%
JPMorgan Prime Money Market Fund		7,000,000	7,000,000	7,000,000	2.75%
U.S. Bank Money Market Fund		7,000,000	7,000,000	7,000,000	2.75%
Total Money Market Funds			28,000,000	28,000,000	11.00%

U.S Treasury Strips (13)
United States Treasury Strip 02/15/2014		$1,791,000	1,790,785	1,790,785	0.71%
United States Treasury Strip 02/15/2015		$1,816,000	1,810,625	1,810,625	0.71%
United States Treasury Strip 02/15/2016		$1,834,000	1,810,323	1,810,323	0.71%
United States Treasury Strip 08/15/2014		$1,813,000	1,811,187	1,811,187	0.71%
United States Treasury Strip 08/15/2015		$1,823,000	1,811,205	1,811,205	0.71%
United States Treasury Strip 08/15/2016		$1,851,000	1,811,111	1,811,111	0.71%
Total			10,845,236	10,845,236	4.26%

Total Investments			$284,033,620	$291,828,682	114.75%

GSV Capital Corp.

*	All portfolio investments are non-control/non-affiliated and non-income producing, unless identified. Equity investments are subject to lock-up restrictions upon their initial public offering.
(1)	Investment is income producing.
(2)	Denotes an Affiliate Investment. “Affiliate Investments” are investments in those companies that are “Affiliated Companies” of GSV Capital Corp., as defined in the Investment Company Act of 1940. A company is deemed to be an “Affiliate” of GSV Capital Corp. if GSV Capital Corp. owns 5% or more of the voting securities of such company.
(3)	GSV Capital Corp.’s investment in Avenues WorldHoldings LLC is held through its wholly-owned subsidiary GSVC AV Holdings, Inc.
(4)	GSV Capital Corp.’s investment in Whittle Schools, LLC is held through its wholly-owned subsidiary GSVC WS Holdings, Inc.
(5)	GSV Capital Corp.’s investment in StormWind, LLC is held through its wholly-owned subsidiary GSVC SW Holdings, Inc.

(6)	GSV Capital Corp.’s investment in NestGSV Silicon Valley, LLC is held through its wholly-owned subsidiary GSVC NG Holdings, Inc.
(7)	Indicates assets that GSV Capital Corp. believes do not represent “qualifying assets” under Section 55(a) of the Investment Company Act of 1940, as amended. Qualifying assets must represent at least 70% of GSV Capital Corp.’s total assets at the time of acquisition of any additional non-qualifying assets.
(8)	On March 12, 2013, Silver Spring Networks, Inc. priced its initial public offering, selling 4,750,000 shares at a price of $17 per share. GSV Capital Corp.’s shares in Silver Spring Networks, Inc. are subject to a lock-up agreement that expired on September 8, 2013. At September 30, 2013, GSV Capital Corp. valued Silver Spring Networks, Inc based on its September 30, 2013 closing price.
(9)	On July 22, 2013, Control4 Corporation completed a 1:5.2 reverse stock split which has been reflected above.
(10)	On August 2, 2013, Control4 Corporation priced its initial public offering, selling 4,000,000 shares at a price of $16 per share. GSV Capital Corp.’s shares in Control4 are subject to a lock-up agreement which expires on January 29, 2014. At September 30, 2013, GSV Capital Corp. valued Control4 Corporation based on its September 30, 2013 closing price, adjusted for a discount due to lack of marketability of 8%.
(11)	On September 27, 2013, Violin Memory Inc. priced its initial public offering, selling 18,000,000 shares at a price of $9 per share. GSV Capital Corp.’s shares in Control4 are subject to a lock-up agreement which expires on March 26, 2014. At September 30, 2013, GSV Capital Corp. valued Violin Memory Inc. based on its September 30, 2013 closing price, adjusted for a discount due to lack of marketability of 10%.
(12)	On July 31 2013, Grockit, Inc. changed its name to Learnist, Inc.
(13)	Refer to Note 9 – Long Term Liabilities. In accordance with the terms of its convertible senior notes payable, the Company deposited $10,867,500 in an escrow account with the trustee. These funds were used to purchase $10,845,236 of government securities. The cost of the US Treasury Strips approximates its fair value at September 30, 2013.
(14)	GSV Capital Corp.’s investment in SharesPost Inc. is held through its wholly-owned subsidiary GSVC NPN Holdings, Inc.
(15)	GSV Capital Corp.’s investment in Strategic Data Command, LLC is held through its wholly-owned subsidiary GSVC SVDS Holdings, Inc.
(16)	On September 3, 2013, Chegg Inc. completed a 2:3 reverse stock split which has been reflected above.